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                                                                   EXHIBIT 10.30

[LOGO OF UNITED STATES AUTO CLUB]             [LOGO OF UNITED STATES AUTO CLUB]

                            UNITED STATES AUTO CLUB

                         Official Sanction Application
                    Under the Rules and Regulations of USAC
 4910 West 16th Street      Speedway, Indiana 46224      Area Code 317/247-5151

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Sanction No. Granted                                      November 18, 1996
                    -----------------------------       ---------------------
                    (To be issued at USAC Office)               (DATE)

The undersigned race organizer or organizing corporation does hereby apply for a United States Auto Club Sanction to conduct and organize a USAC Racing Event.
If this application is approved by USAC the organizer(s) agree to abide by the conditions stated herein or agreed to in any addendums thereof.

Date    September 13-14, 1997                   Time      Day
    ------------------------------------------      ----------------------------
        9/12-13/98 and 9/11-12/99
Place   Memphis, Tennessee
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Name of Track   Memphis Speedway         Size  7/8 Mile     Surface  Asphalt
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Type of Event    USAC Silver Crown Championship Series Event
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Program of Events  Practice, Qualifying, Qualifying Race, 100 Mile Feature Event
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Guaranteed Purse  [*] total plus contingencies as are applicable
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Total Purse to be Posted   Above guaranteed amount plus posted accessory and
                        --------------------------------------------------------

lap prizes as are applicable.
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Race Organizer  Mr. Christopher R. Pook, Memphis Motorsports Park LBGPA,
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3000 Pacific Ave., Long Beach, CA  90806   (310) 981-2000   Fax (310) 981-2616
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                          Executed Sanction and Sanction Fee  Sanction 12/10/96
Sanction Fee [*]          Returnable to USAC by 1/2 Fee April 1, 1997
            ----------                         ---------------------------------
                                                1/2 Fee September 1, 1997
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APPLICATION FOR SANCTION IS NOT COMPLETE UNLESS ACCOMPANIED BY SANCTION FEE AND
NO CONTEST SHALL BE ADVERTISED AS A UNITED STATES AUTO CLUB EVENT UNTIL SANCTION HAS BEEN GRANTED BY THE UNITED STATES AUTO CLUB, INC. (HEREIN SOMETIMES REFERRED TO AS USAC OR UNITED STATES AUTO CLUB).
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In making application for sanction of this race by the United States Auto Club, the undersigned (herein sometimes referred to as the organizer) hereby agrees to be bound by each of the following terms, conditions and agreements:

1.  Special Terms:  A.  This is a three year agreement as per dates above.

    Guaranteed purse, payable to USA      September 12, 1997
                                    --------------------------------------------

    Additional funds to USAC by       September 12, 1997
                               -------------------------------------------------

      Divisional Point Fund                  [*]
                                             -----------
      Participant Insurance Fee              [*]         (1996 Quote)
                                             -----------
      Championship Appearance Money          [*]
                                             -----------
      Official Fees                         $ Included in sanction fee
                                             -----------

    Official fees are payable a second time if officials are compelled to return for an uncompleted or rescheduled event. The amount will be negotiated and will be paid prior to the new schedule date.

    The organizer will furnish USAC true copy of Insurance policy containing minimum requirements specified in paragraph 15 by August 1, 1997.
                                                      ---------------

2. USAC shall have the exclusive right to contract out or to take or cause to be taken by others, make, broadcast, rebroadcast, use, reproduce, transmit, copyright, sell, license or otherwise dispose of, for any purpose whatsoever, radio, television, pictures, sound, film and tape, motion pictures, still photographs and sound of this racing event. If this race is televised as a part of USAC's television contract, USAC shall divide and apportion the net revenue received from the allocation for this race between USAC, the organizer and the participants in accordance with the then applicable distribution formula. Refer to Addendum "A" for final television agreement between USAC and Memphis Motorsports Park.

3. The track herein named will be put in, and maintained in a suitable condition and will be subject to an inspection and approval by USAC.

4. The organizer shall be responsible for issuing non-USAC restricted area credentials to non-USAC licensed personnel to include press, radio, TV personnel, and for race organizer employees directly involved in the conduct of the race. USAC will issue restricted area credentials to USAC licensed participant members, who possess current membership credentials, including officials, owners, drivers, mechanics, corporate members, manufacturers' representatives and accessory company personnel directly involved in the race; also very important personnel such as prospective sponsors. USAC issued credentials will be acceptable for entrance to restricted areas, including pits. During the conduct of the race, including practice, qualifications, and the race, the USAC chief steward has the authority over and control of all personnel authorized to be on the track, in the pit, and restricted areas, and may require the immediate removal from these areas personnel who are not directly involved in the conduct of the race, regardless of possession of issued credentials.

 * Indicates certain confidential information has been omitted. The confidential information that has been omitted has been filed separately with the SEC and Confidential treatment sought.




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5.  The organizer will provide separate facilities for news media personnel and for USAC official scoring personnel. The scoring and timing facility shall be in a restricted area accessible only to authorized USAC officials. Timing and scoring facilities must be approved by the director of timing and scoring.

6. During the five calendar days prior to this racing event, if the organizer permits the race track to be used by any of the cars or drivers entered in this event, the track shall be open to all entrants of this racing event on equal terms. The term "racing event" as used in this agreement shall mean all official USAC sanctioned functions at the track in conjunction with this race, beginning with the first day of USAC sanctioned practice.

7. USAC shall establish the date for close of entries after first conferring with the organizer. Upon signature and return of the sanction agreement with the sanction fee, car entry forms will be mailed by USAC in duplicate with instructions to send both the organizer and USAC completed entry forms. USAC and the organizer will advise each other of number of entries received and when requested, will provide the other with duplicate of entries. Participants shall be limited to those in good standing with USAC.

8. USAC will select the officials for the event herein described. The Chief Steward and other officials are selected, who are not employees of USAC, are Independent Contractors, but all such officials are agents of USAC in the performance of their duties in connection with this racing events, and shall not by reason thereof be excluded from coverage of any insurance secured by the organizer for their benefit. USAC will furnish the race organizer a list of officials for inclusion in the race program.

9. The chief steward named as such by USAC shall have the right to regulate and/or alter the racing event as conditions warrant.

10. The race organizer shall be responsible for the organization of the racing event. He shall provide all physical safety precautions for the race participants at the racing facility and provide adequate track safety equipment and personnel, including on site ambulance service for transportation to local hospitals which complies with federal DOT standards for the current year, emergency medical personnel as prescribed by USAC, fire fighting equipment and rescue personnel as approved by USAC, wreckers, track cleanup personnel and when applicable, push trucks. The decision of the USAC Chief Steward and/or the USAC Director of Competition shall be final as the adequacy of such safety precautions, equipment and personnel.

11. All prize money, sanction fees, point fund contributions and appearance fees that are due in connection with this racing event are payable to USAC, Inc. as described under special terms, Section 1., of this agreement. Unearned or unexpended prize money shall be returned to the race organizer.

12. In addition to the amount prescribed as the race organizer's contribution to the divisional point fund, USAC will withhold additional amounts from the basic purse for deposit into the appropriate owners' and drivers' year-end divisional point fund.

13. If the purse is established on a percentage of gross gate receipts, the organizer will, upon completion of the race, on a form furnished by USAC, provide an audit of all gate receipts (a manifest) to the USAC chief steward, or the USAC director of competition, which will include, in detail, number of tickets printed, category and serial number, gross ticket sales, number of tickets remaining unused or unsold certification of amount of excise taxes applicable. The ticket manifest and purse overage, if any will be provided the USAC chief steward immediately following completion of the race.

14. When applicable, as may be indicated under special terms, Section 1., "Participant Insurance Fee", the race organizer agrees to pay to USAC an assigned fee which will be applied to the premium for the USAC participant accident insurance plan. In consideration therefor, USAC agrees to provide accident insurance covering all properly registered Drivers, Entrants, Crew Members, Officials and other designated personnel, participating in this event including business visitors who are assigned proper non-transferable restricted area credentials.

15. The organizer has secured or will secure liability insurance against any and all liability, including liability resulting from negligence, and all costs and expenses, including attorneys fees, incurred in defense thereof, arising out of or as a result of this or any other event held in conjunction with the USAC sanctioned racing event and such insurance shall include:


      A minimum of           $ 1,000,000.00                         , for each
                  --------------------------------------------------
      occurrence, combined bodily injury and property damage for each accident, or the limits contained in the race organizer's insurance policy or policies, whichever is greater.

    USAC, the Automobile Competition Committee for the United States (ACCUS), the Federation Internationale de l'Automobile (FIA), if this event is FIA listed, and their directors, officials, official representatives, employees and executive officers must be named as additional insureds on all such insurance policies. However, nothing herein shall require the organizer to insure participants in this racing event against liability from claims against such participants arising out of or as a result of this racing event.

    No later than twenty (20) days before the racing event, the organizer shall submit to USAC true copies of insurance showing that insurance policies containing these minimum requirements have been issued. The true copies of insurance should also contain provisions stating that in the event of cancellation of any policy, a reduction in the limits of liability of the policy or a reduction in the coverage of the policy, at least ten (10) days written notice of such changes prior to the racing event will be given to USAC by certified or registered mail, at 4910 West 16th Street, Speedway, Indiana 46224. Copies of insurance policies must be provided, unless covered in the original insurance policy, for rescheduled race dates.

16. The undersigned further agrees to indemnify and hold harmless the United States Auto Club, its directors, officials, official representatives, employees and executive officers from any and all liability, including liability resulting from negligence, and all costs and expenses, including attorney's fees, incurred in defense thereof, asserted or imposed upon the United States Auto Club, its directors, officials, official representatives, employees and executive officers, arising out of or as a result of this racing event.

17. If, at the closing date for entries, official entries specified on the official USAC entry form for the starting field for the feature racing event, the organizer shall have the right to cancel within three (3) days after the date on which entries are closed. If the organizer under these circumstances exercises his cancellation right, he will be entitled to the return of the sanction fee. Cancellation of the sanctioned racing event by the organizer for any other reason, however, will be cause for the organizer to forfeit the sanction fee plus being liable for actual damages. If there is an unexpected cancellation of the racing event due to a "force majeure" or "act of God," as determined exclusively by USAC, then the sanction fee will be returned to the organizer.

18. The undersigned understands and agrees that the connection of USAC with the promotion of this racing event is purely advisory; that its rules and regulations are promulgated for the improvement and stabilization of automotive competition; and that USAC is a non-profit corporation. The undersigned agrees to be bound by the Official Competition Rules of USAC and by any modifications thereof, and, in consideration of the granting of this sanction, releases and discharges USAC and its respective officials and representatives from all liability for personal injuries that may be received, and from all claims and demands for damages to real and personal property or to any person, growing out of or resulting from this racing event, whether caused by any construction or condition of any track or tracks, equipment, cars or devices, or resulting from any act or failure of any official in connection with this racing event, UNLESS SUCH ACT OR FAILURE IS AN INTENTIONAL WRONG ON THE PART OF ANY SUCH OFFICIAL.

19. All announcements, advertising, publicity material, supplemental regulations, programs, and official communications in connection with this racing event, shall be conspicuously marked with the phrase "sanctioned by USAC," or words to that effect, and shall display the registered mark of USAC in the form submitted to the organizer by USAC.

20. Violation of any of the provisions of this sanction agreement or any applicable USAC rules shall be cause for cancellation of the sanctioned racing event by USAC, forfeiture of the sanction fee and all other fees and contributions paid by the organizer to USAC, plus liability of the organizer for damages.



SPECIAL TERMS: Race organizer agrees to pay USAC [*] participant insurance fee. USAC will issue all participant credentials and return fees from same to race organizer. Returned fees shall not include entry fees, license or member registration. Under provisions of paragraph 15 of this agreement, the race organizer shall include the United States Auto Club, its Directors, Officers, Official Representatives, Employees, Executive Officers, U.S. Tobacco Company, Canon USA, Inc., Wynn Oil Company, STP Div. First Brands Corp., Hoosier Racing Tire Corp., Race Tire America, Goodyear Tire & Rubber Co., Bridgestone/Firestone, True Value and Stoops Freightliner, Inc. as additional insured parties on all required liability policies.


USAC APPROVAL
                                   APPLICANT  Memphis Speedway
                                            -----------------------------------

SANCTION NUMBER GRANTED            AUTHORIZED SIGNATURE  /s/ Christopher R. Pook
                       -----------                     -------------------------

DATE                               TITLE     CEO
    ------------------------------      ----------------------------------------

AUTHORIZED SIGNATURE               DATE      12/16/96
                    --------------     -----------------------------------------

SANCTION APPLICATIONS SHOULD BE FILLED IN AND SIGNED IN TRIPLICATE, WITH ALL THREE COPIES FORWARDED TO THE UNITED STATES AUTO CLUB, 4910 WEST 16TH STREET, SPEEDWAY, INDIANA 46224. WHEN SANCTION IS APPROVED, ONE COPY WILL BE SIGNED BY AN AUTHORIZED USAC REPRESENTATIVE AND RETURNED TO THE ORGANIZER. ALL SANCTION APPLICATIONS MUST BE ACCOMPANIED BY THE NECESSARY SANCTION FEE.

* Indicates certain confidential information has been omitted. The confidential information that has been omitted has been filed separately with the SEC and Confidential treatment sought.